UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) JUNE 10, 2002
                                                          ---------------





                                   FINOTEC GROUP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)






                           110 Wall Street, Suite 15C
                               New York, NY 10005
                              ---------------------
               (Address of principal executive offices) (Zip code)



       Registrant's telephone number, including area code: (212) 701-8527




                        Online International Corporation
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)






ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

     On June 10, 2002 Finotec Group, Inc. (formerly Online International Corporation)(the "Company") dismissed Marks Paneth & Shron, LLP ("Marks Paneth") as our principal public accountants and engaged Hoberman, Miller, Goldstein & Lesser, P.C., C.P.A. ("Hoberman Miller") to serve as our principal public accountants. This decision was made by the Board of Directors of the Company.

     Marks Paneth rendered its report with respect to our consolidated financial statements as of and for the fiscal year ended January 31, 2001 and the consolidated financial statements for the fiscal year ended January 31, 2000 which financial statements were included within our annual report on Form 10-KSB filed with the Securities and Exchange Commission on May 1, 2001.

     Marks Paneth's reports on the consolidated financial statements of the Company and its subsidiaries for the two most recent fiscal years ended December 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty or audit scope.

     Since its engagement as our principal public accountants, and through the date of this report, (i) there was no disagreement with Marks Paneth on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Marks Paneth, would have caused Marks Paneth to make reference to the subject matter of the disagreement in connection with their report on our consolidated financial statements and (ii) there was no disagreement or difference of opinion with Marks Paneth regarding any "reportable event," as that term is defined in
Item 304(a)(1)(v) of Regulation S-K.

     During the Company's two most recent fiscal years ended December 31, 2001 and the subsequent interim period through the date of this report, the Company did not consult Hoberman Miller with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

     We provided Marks Paneth with a copy of this report and requested that Marks Paneth furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by us in this report and, if not, stating the respects in which it does not agree. The letter provided by Marks Paneth is attached hereto as Exhibit 16.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  August 22, 2002                    Finotec Group, Inc.


                                          By:  /s/ Didier Essemini
                                       --------------------------------
                                        Name: Didier Essemini
                                        Title: President


CONTACT:  Didier Essemini - didier_e@finotec.com

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits:

            16.  Letter of Marks Paneth & Shron, LLP
                 re: Change in Certifying Accountant


July 3,2002

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re: Finotec Group, Inc.

Dear Sir or Madam:

     We have read the statements that we understand Finotec group, Inc. will include under Item 4 of the Form 8-K report it will file regarding the recent change of auditors. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under Item 4.

Yours truly,

/s/ Marks Paneth & Shron LLP
 Marks Paneth & Shron LLP